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                                                                    EXHIBIT 10.5

         List of Contents of Exhibits and Schedules to the RIC (Landmark)
                       Administrative Services Agreement

                   Exhibits                       Description

Exhibit A                        Form of Report Required Pursuant to Section 7.1

Exhibit B                        RSA Reinsurance Security Guidelines

                   Schedules                      Description

Schedule 5.1(b) Third Parties to Whom Administrator May Assign its Authority